UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

Mirant Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16107	20-3538156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (678) 579-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On or about March 26, 2010, Mirant Corporation (the “Company,” “Mirant,” “we,” “us,” or “our”) mailed a proxy statement to its stockholders describing the matters to be voted on at the annual meeting to be held on May 6, 2010 (the "Proxy Statement"), including the approval of the stockholder rights plan (the “Stockholder Rights Plan”) adopted by the Board of Directors of the Company on March 26, 2009 and amended on February 25, 2010.

On April 28, 2010, the Company entered into a further amendment to the Stockholders Rights Plan  (the “Second Amendment”) with Mellon Investor Services LLC, as Rights Agent (the “Rights Agent”).  The Second Amendment reduces the maximum term of the Stockholders Rights Plan from ten years to three years.

Under the terms of the Stockholder Rights Plan (prior to the Second Amendment), the Rights (as defined in the Stockholder Rights Plan) would have expired on the earliest of (i) February 25, 2020 (the “Fixed Date”), (ii) the time at which the Rights are redeemed, (iii) the time at which the Rights are exchanged, (iv) the repeal of Section 382 or any successor statute, or any other change, if the Board of Directors determines that the Stockholder Rights Plan is no longer necessary for the preservation of tax benefits, (v) the beginning of a taxable year of the Company to which the Board of Directors determines that no tax benefits may be carried forward and no built-in losses may be recognized, (vi) February 25, 2011 if stockholder approval has not been obtained, or (vii) a determination by the Board of Directors, prior to the time any person or group becomes an Acquiring Person (as defined in the Stockholder Rights Plan), that the Stockholder Rights Plan and the Rights are no longer in the best interests of the Company and its stockholders.  The Second Amendment amends the Fixed Date to February 25, 2013.

A copy of the Second Amendment is filed herewith as Exhibit 4.1 and is incorporated herein by reference.  The foregoing descriptions of the Second Amendment and the Stockholder Rights Plan do not purport to be complete and are qualified in their entirety by reference to the Second Amendment and further qualified by the Rights Agreement of the Company, which was filed as Exhibit 4.1 to the current report on Form 8-K of the Company filed on March 27, 2009, and the First Amendment to the Rights Agreement, which was filed as Exhibit 4.26 to the Annual Report on Form 10-K filed by the Company on February 26, 2010.

The Stockholders Rights Plan (as amended by the Second Amendment) will be presented for stockholder approval at the Company's Annual Meeting of Stockholders to be held on Thursday, May 6, 2010.

Item 8.01 Other Events.

Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number               Document

4.1                                       Second Amendment to the Rights Agreement, dated April 28, 2010, between Mirant Corporation and
    Mellon Investor Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010

Mirant Corporation

/s/ Angela M. Nagy
Angela M. Nagy
Vice President and Controller
(Principal Accounting Officer)

Item 9.01 Financial Statements and Exhibits.

(e)      Exhibits.

Exhibit Number               Document

4.1                                       Second Amendment to the Rights Agreement, dated April 28, 2010, between Mirant Corporation and
    Mellon Investor Services LLC.